As filed with the Securities and Exchange Commission on March 29, 2006
Registration No. 333-132267

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to
Form F-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SAIFUN SEMICONDUCTORS LTD.
(Exact Name of Registrant as Specified in its Charter)

State of Israel	3674	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Saifun Semiconductors Ltd.
ELROD Building
45 Hamelacha Street
Sappir Industrial Park
Netanya 42504
Israel
+972 (9) 892-8444
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Saifun Semiconductors USA, Inc.
2350 Mission College Boulevard
Suite 1070
Santa Clara, CA 95054
(408) 982-5888
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)
Copies of Communications to:

Joshua G. Kiernan, Esq. White & Case LLP 5 Old Broad Street London EC2N 1DW England Tel: +44 (20) 7600-7300 Fax: +44 (20) 7600-7030	Craig D. Kugler, Adv. Guy Hadar, Adv. Eitan, Mehulal, Pappo, Kugler, Advocates-Patent Attorneys 11 HaMenofim St. Herzliya 46120, Israel Tel: +972 (9) 972-6000 Fax: +972 (9) 972-6001	David J. Goldschmidt, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036 Tel: (212) 735-3000 Fax: (212) 735-2000	Clifford M. J. Felig, Adv. David S. Glatt, Adv. Meitar Liquornik Geva & Leshem Brandwein 16 Abba Hillel Silver Road Ramat-Gan 52506, Israel Tel: +972 (3) 610-3100 Fax: +972 (3) 610-3111
     Approximate date of commencement of proposed sale to the public: As soon as practicable after effectiveness of this registration statement.
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box.    ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering.    ☐
     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, check the following box.    ☐

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
      This Amendment is filed solely to file the amended exhibits indicated in Item 8 of Part II. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 6, 7, or 9 of Part II of the Registration Statement.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 8.	Exhibits and Financial Statement Schedules
      (a) Exhibits
      The following is a list of exhibits filed as a part of this registration statement:

Exhibit No.	Document

1.1	Form of Underwriting Agreement.
3.1	Memorandum of Association of the Registrant, incorporated by reference to Exhibit 3.1 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
3.2	Certificate of Name Change of the Registrant, incorporated by reference to Exhibit 3.2 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
3.3	Articles of Association of the Registrant, incorporated by reference to Exhibit 3.3 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
3.4	Form of Articles of Association of the Registrant, incorporated by reference to Exhibit 3.4 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
4.1	Specimen share certificate, incorporated by reference to Exhibit 4.1 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
5.1	Form of Opinion of Eitan, Mehulal, Pappo, Kugler, Advocates — Patent Attorneys, Israeli counsel to the Registrant, as to the validity of the ordinary shares (including consent).*
10.1	Shareholders Rights Agreement, dated October 2, 2000, by and among the parties thereto and the Registrant, incorporated by reference to Exhibit 10.1 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.2	Registration Rights Agreement, dated October 2, 2000, by and among the parties thereto and the Registrant, incorporated by reference to Exhibit 10.2 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.3	Annex Loan Agreement, dated November 6, 2001, by and between Dr. Boaz Eitan and the Registrant, incorporated by reference to Exhibit 10.3 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.4	Annex Loan Agreement, dated June 3, 2001, as amended May 3, 2003, by and between Kobi Rozengarten and the Registrant, incorporated by reference to Exhibit 10.4 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.5	Annex Loan Agreement, dated June 5, 2001, as amended May 3, 2003, by and between Eduardo Maayan and the Registrant, incorporated by reference to Exhibit 10.5 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.6	Promissory Note, dated December 12, 2000, by and between Ken Levy and the Registrant, incorporated by reference to Exhibit 10.6 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.7	Technology Agreement, dated May 4, 2000, by and between Macronix International Co., Ltd. and the Registrant, incorporated by reference to Exhibit 10.7 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.8	Amendment to the Technology Agreement, dated April 10, 2003, by and between Macronix International Co., Ltd. and the Registrant, incorporated by reference to Exhibit 10.8 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.9	Second Addendum to the Technology Agreement, dated April 22, 2004, by and between Macronix International Co., Ltd. and the Registrant, incorporated by reference to Exhibit 10.9 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†

Exhibit No.	Document

10.10	Termination of Joint Venture Agreement and Related Transactions, dated December 20, 2004, by and among Infineon Technologies AG, Saifun Ventures Ltd. and the Registrant, incorporated by reference to Exhibit 10.10 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.11	Settlement and License Agreement, dated July 1, 2002, by and between Advanced Micro Devices, Inc., Fujitsu Limited and the Registrant, incorporated by reference to Exhibit 10.11 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.12	License Agreement, dated January 13, 2005, by and among Infineon Technologies AG and its subsidiaries and the Registrant and its subsidiaries, incorporated by reference to Exhibit 10.12 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.13	Basic Agreement of Development Orders, dated December 20, 2004, by and between Infineon Technologies AG and the Registrant, incorporated by reference to Exhibit 10.13 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.14	Saifun Semiconductors Ltd. Employee Share Option Plan (1997), incorporated by reference to Exhibit 10.14 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.15	Saifun Semiconductors Ltd. 2001 Share Option Plan, incorporated by reference to Exhibit 10.15 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.16	Saifun Semiconductors Ltd. 2003 Share Option Plan , incorporated by reference to Exhibit 10.16 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.17	Saifun Semiconductors Ltd. 2005 Employee Stock Purchase Plan, incorporated by reference to Exhibit 10.17 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.18	Form of Director and Officer Letter of Indemnification, incorporated by reference to Exhibit 10.18 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.19	Amendment to Registration Rights Agreement and Shareholder Rights Agreement, dated as of September 29, 2005, by and among the parties thereto and the Registrant, incorporated by reference to Exhibit 10.19 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
21.1	List of Subsidiaries of the Registrant, incorporated by reference to Exhibit 21.1 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
23.1	Consent of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global.*
23.2	Consent of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, independent registered public accounting firm.*
23.3	Consent of Somekh Chaikin, independent registered public accounting firm, a member of KPMG International.*
23.4	Consent of Eitan, Mehulal, Pappo, Kugler, Advocates — Patent Attorneys, Israeli counsel to the Registrant (included in Exhibit 5.1).*
24.1	Powers of Attorney (included in signature page to Registration Statement).*
24.2	Power of Attorney of Ida Keidar-Malits.*
99.1	Consent of Ida Keidar-Malits under Rule 438 as person about to become director.*

*	Previously filed.

†	Portions of this exhibit were omitted and have been filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 406 of the Securities Act.
      (b) Financial Statement Schedules
      All schedules have been omitted because either they are not required, are not applicable or the information is otherwise set forth in the consolidated financial statements and related notes thereto.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Netanya, State of Israel on this 29th day of March, 2006.

SAIFUN SEMICONDUCTORS LTD.

By:	/s/ Boaz Eitan

Dr. Boaz Eitan
Chief Executive Officer and Chairman
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Name	Title	Date

/s/ Boaz Eitan Dr. Boaz Eitan	Chief Executive Officer and Chairman (Principal Executive Officer)	March 29, 2006

/s/ Igal Shany Igal Shany	Chief Financial Officer (Principal Financial and Accounting Officer)	March 29, 2006

* Kenneth Levy	Director	March 29, 2006

* Matty Karp	Director	March 29, 2006

* Dr. Shlomo Kalish	Director	March 29, 2006

* Yossi Sela	Director	March 29, 2006

* George Hervey	Director	March 29, 2006

* Kobi Rozengarten	Director	March 29, 2006

* Ida Keidar-Malits	Director	March 29, 2006

*By:	/s/ Boaz Eitan

Dr. Boaz Eitan
As Attorney-In-Fact

SAIFUN SEMICONDUCTORS USA, INC.	United States Representative	March 29, 2006

By:	/s/ Kobi Rozengarten

Name:  Kobi Rozengarten

Title:	President, Saifun Semiconductors USA, Inc.

EXHIBIT INDEX

Exhibit No.	Document

1.1	Form of Underwriting Agreement.
3.1	Memorandum of Association of the Registrant, incorporated by reference to Exhibit 3.1 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
3.2	Certificate of Name Change of the Registrant, incorporated by reference to Exhibit 3.2 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
3.3	Articles of Association of the Registrant, incorporated by reference to Exhibit 3.3 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
3.4	Form of Articles of Association of the Registrant, incorporated by reference to Exhibit 3.4 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
4.1	Specimen share certificate, incorporated by reference to Exhibit 4.1 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
5.1	Form of Opinion of Eitan, Mehulal, Pappo, Kugler, Advocates — Patent Attorneys, Israeli counsel to the Registrant, as to the validity of the ordinary shares (including consent).*
10.1	Shareholders Rights Agreement, dated October 2, 2000, by and among the parties thereto and the Registrant, incorporated by reference to Exhibit 10.1 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.2	Registration Rights Agreement, dated October 2, 2000, by and among the parties thereto and the Registrant, incorporated by reference to Exhibit 10.2 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.3	Annex Loan Agreement, dated November 6, 2001, by and between Dr. Boaz Eitan and the Registrant, incorporated by reference to Exhibit 10.3 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.4	Annex Loan Agreement, dated June 3, 2001, as amended May 3, 2003, by and between Kobi Rozengarten and the Registrant, incorporated by reference to Exhibit 10.4 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.5	Annex Loan Agreement, dated June 5, 2001, as amended May 3, 2003, by and between Eduardo Maayan and the Registrant, incorporated by reference to Exhibit 10.5 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.6	Promissory Note, dated December 12, 2000, by and between Ken Levy and the Registrant, incorporated by reference to Exhibit 10.6 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.7	Technology Agreement, dated May 4, 2000, by and between Macronix International Co., Ltd. and the Registrant, incorporated by reference to Exhibit 10.7 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.8	Amendment to the Technology Agreement, dated April 10, 2003, by and between Macronix International Co., Ltd. and the Registrant, incorporated by reference to Exhibit 10.8 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.9	Second Addendum to the Technology Agreement, dated April 22, 2004, by and between Macronix International Co., Ltd. and the Registrant, incorporated by reference to Exhibit 10.9 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.10	Termination of Joint Venture Agreement and Related Transactions, dated December 20, 2004, by and among Infineon Technologies AG, Saifun Ventures Ltd. and the Registrant, incorporated by reference to Exhibit 10.10 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.11	Settlement and License Agreement, dated July 1, 2002, by and between Advanced Micro Devices, Inc., Fujitsu Limited and the Registrant, incorporated by reference to Exhibit 10.11 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.12	License Agreement, dated January 13, 2005, by and among Infineon Technologies AG and its subsidiaries and the Registrant and its subsidiaries, incorporated by reference to Exhibit 10.12 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†

Exhibit No.	Document

10.13	Basic Agreement of Development Orders, dated December 20, 2004, by and between Infineon Technologies AG and the Registrant, incorporated by reference to Exhibit 10.13 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.†
10.14	Saifun Semiconductors Ltd. Employee Share Option Plan (1997), incorporated by reference to Exhibit 10.14 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.15	Saifun Semiconductors Ltd. 2001 Share Option Plan, incorporated by reference to Exhibit 10.15 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.16	Saifun Semiconductors Ltd. 2003 Share Option Plan, incorporated by reference to Exhibit 10.16 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.17	Saifun Semiconductors Ltd. 2005 Employee Stock Purchase Plan, incorporated by reference to Exhibit 10.17 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.18	Form of Director and Officer Letter of Indemnification, incorporated by reference to Exhibit 10.18 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
10.19	Amendment to Registration Rights Agreement and Shareholder Rights Agreement, dated as of September 29, 2005, by and among the parties thereto and the Registrant, incorporated by reference to Exhibit 10.19 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
21.1	List of Subsidiaries of the Registrant, incorporated by reference to Exhibit 21.1 to the Registration Statement on Form F-1 (No. 333-129167), dated October 21, 2005.
23.1	Consent of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global.*
23.2	Consent of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, independent registered public accounting firm.*
23.3	Consent of Somekh Chaikin, independent registered public accounting firm, a member of KPMG International.*
23.4	Consent of Eitan, Mehulal, Pappo, Kugler, Advocates — Patent Attorneys, Israeli counsel to the Registrant (included in Exhibit 5.1).*
24.1	Powers of Attorney (included in signature page to Registration Statement).*
24.2	Power of Attorney of Ida Keidar-Malits.*
99.1	Consent of Ida Keidar-Malits under Rule 438 as person about to become director.*

* Previously filed.

†	Portions of this exhibit were omitted and have been filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 406 of the Securities Act.